Exhibit 99.1



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                                AMENDMENT NO. 1

                           Dated as of June 11, 2007

                                      to

                        POOLING AND SERVICING AGREEMENT

                         Dated as of December 1, 2006

                                     among

                              INDYMAC MBS, INC.,
                                  Depositor,

                             INDYMAC BANK, F.S.B.,
                                   Servicer

                                      and

                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    Trustee



                  INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR41


                      MORTGAGE PASS-THROUGH CERTIFICATES,
                               SERIES 2006-AR41


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     THIS AMENDMENT NO. 1, dated as of June 11, 2007 (the "Amendment"), to the
POOLING AND SERVICING AGREEMENT, dated as of December 1, 2006 (as amended by Amendment No. 1, the "Pooling and Servicing Agreement"), among INDYMAC MBS, INC., as Depositor ( the "Depositor"), INDYMAC BANK, F.S.B., as Servicer (the "Servicer") and as seller, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as
Trustee (the "Trustee") and as supplemental interest trustee.

                              W I T N E S S E T H

     WHEREAS, the Depositor, the Servicer and the Trustee entered into the Pooling and Servicing Agreement;

     WHEREAS, pursuant to the first paragraph of Section 10.01 of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee for the purpose of adding any provisions with respect to matters or questions arising under the Pooling and Servicing Agreement;

     WHEREAS, the Depositor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agreement pursuant to the first paragraph of Section
10.01 in order to make certain modifications as set forth herein;

     WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not consent to any amendment to the Pooling and Servicing Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under the Pooling and Servicing Agreement or the Certificateholders or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding;

     WHEREAS, an Opinion of Counsel concerning the effect of this Amendment on any REMIC created by the Pooling and Servicing Agreement has been delivered to the Trustee;

     WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not be required to enter into an amendment to the Pooling and Servicing Agreement without first receiving an Opinion of Counsel that the amendment is permitted and not prohibited by the Pooling and Servicing Agreement and that all requirements for amending the Pooling and Servicing Agreement have been complied with, and covering certain other matters as specified therein;

     WHEREAS, an Opinion of Counsel addressing the matters described in the foregoing recital has been delivered to the Trustee;

     WHEREAS, Section 10.01 provides that the Trustee shall not consent to any amendment to this Agreement unless the Trustee shall have received an Officer's Certificate to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause to Trust Fund to fail to qualify as a Qualifying Special Purpose Entity; and


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     WHEREAS, an Officer's Certificate addressing the matters described in the foregoing recital has been delivered to the Trustee;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms.

     For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

     SECTION 2. Amendment to Section 1.01

          Section 1.01 is hereby amended by adding a new defined term for "Hedged Certificates" which will read as follows:

     "Hedged Certificates: The LIBOR Certificates."

     SECTION 3. Amendment to Section 4.02

          Section 4.02 is hereby amended by adding a new paragraph (i) which will read as follows:

     "(i) Notwithstanding anything to the contrary in this Agreement, for so long as any Hedged Certificates are held by the Seller or its Affiliates the Supplemental Interest Trustee shall not knowingly distribute any amounts received under the Corridor Contract in respect of any Class of Hedged Certificates held by the Seller or any of its Affiliates, and any such amounts shall instead be distributed in accordance with Section 3.19 excluding those Certificates of which are held by the Seller or its Affiliates. At least six
(6) Business Days prior to the related Distribution Date, the Seller shall make available to the Supplemental Interest Trustee a statement containing (i) the aggregate Certificate Balances of each Class of Hedged Certificates owned by the Seller or any of its Affiliates during the immediately preceding Interest Accrual Period and/or as of the date of such statement to the Supplemental Interest Trustee and (ii) the names of the Seller and/or any of its Affiliates that own any Certificates during the immediately preceding Interest Accrual Period and/or as of the date of the such statement to the Supplemental Interest Trustee. The Seller and its Affiliates hereby agree that neither the Seller nor any of its Affiliates shall undertake to sell any Certificates held by such entities or purchase any additional Certificates from the date of such statement to the Supplemental Interest Trustee until the first day following the related Distribution Date. Any amounts received by the Seller or any of its Affiliates under the Corridor Contract in respect of any Certificates owned by the Seller or any of its Affiliates, or in error or otherwise, shall be immediately returned by the Seller to the Trustee and then distributed by the Trustee to other entitled Certificateholders of such Class in accordance with Section 3.19 and if no such other Certificateholders, to Credit Suisse Securities (USA) LLC."

     SECTION 4. Effect of Amendment.

     Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

     SECTION 5. Notices.

     The parties hereto acknowledge that pursuant to Section 10.05(a) of the Pooling and Servicing Agreement, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency of this Amendment.

     SECTION 6. Binding Effect.

     The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

     SECTION 7. Governing Law.

     This Amendment shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

     SECTION 8. Severability of Provisions.

     If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

     SECTION 9. Section Headings.

     The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.


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


     SECTION 10. Counterparts.

     This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


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


          IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                    INDYMAC MBS, INC.,
                                      as Depositor

                                    By: /s/ Jill Jacobson
                                        ---------------------
                                    Name:   Jill Jacobson
                                         --------------------
                                    Title:  Vice President
                                          -------------------


                                    INDYMAC BANK, F.S.B.
                                      as Servicer

                                    By: /s/ Jill Jacobson
                                        ---------------------
                                    Name:   Jill Jacobson
                                         --------------------
                                    Title:  Vice President
                                          -------------------


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                      as Trustee

                                    By: /s/ Marion Hogan
                                        ---------------------
                                    Name:   Marion Hogan
                                         --------------------
                                    Title:  Associate
                                          -------------------